                                                                    Exhibit 4(e)

                           INCORPORATED UNDER THE LAWS OF
                               THE STATE OF MARYLAND
                          DRESDNER RCM CAPITAL FUNDS, INC.
                   DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
                                      CLASS N
                                (Par Value $0.0001)

THIS CERTIFIES THAT ________________________________ IS THE REGISTERED HOLDER OF ____________________________ CLASS N SHARES OF THE DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND Common Stock of DRESDNER RCM CAPITAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS ____________ DAY OF ___________________________ AD. __________



__________________________________           ___________________________________
               Secretary                                    President



SHARES                                Par Value                       Each
                                       $0.0001

                                    CERTIFICATE
                                        FOR
                                       SHARES

                   DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
                                      CLASS N
                               Series Common Stock of
                          DRESDNER RCM CAPITAL FUNDS, INC.

                    ISSUED TO: __________________________________

                    DATED:     __________________________________


          THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
________________________________________________________________________________
___________________________________________________________SHARES REPRESENTED BY
THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED _____________________



In presence of _________________________________________